EXHIBIT

                             THIRD AMENDMENT TO THE
                              ENGLOBAL 401(K) PLAN


WHEREAS, ENGlobal Engineering, Inc. (the "Employer") adopted a restatement of the ENGlobal 401(k) Plan (the "Plan"), effective as of January 1, 2002, and subsequently amended;

WHEREAS, the Employer has the ability to amend the Plan pursuant to Section 11.2 thereof; and

WHEREAS, the Employer now desires to amend the Plan to change the ADP/ACP testing election;

NOW, THEREFORE, the Employer hereby amends the Plan in the following respects, effective as of January 1, 2004:

1. Section D(12)a. on page 18 of the Adoption Agreement is amended to provide as follows:

     "D(12) SPECIAL TESTING ELECTIONS (Plan Sections 3.7, 3.8 and 1.53)

          a.   ADP/ACP Testing Election

               Indicate which method of ADP/ACP testing will be used.

               1.   [ ] Not applicable. The Plan does not provide for 401(k)
                        elective deferrals or Voluntary After-Tax Contributions.

               2.   [ ] Prior Year Testing.

               3.   [X] Current Year Testing.

               Note: If the Employer elects to use current year testing the Employer must satisfy the requirements contained in Plan Section 3.7(h) to change to prior year testing from current year testing."

2. In all other respects, the terms of this Plan are hereby ratified and confirmed.

IN WITNESS WHEREOF, the Employer has caused this Third Amendment to be executed in duplicate counterparts, each of which shall be considered as an original, as of the date indicated below.


                                        ENGLOBAL ENGINEERING, INC.


/s/ Lori Benson                         By: /s/ William A. Coskey
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Witness
                                        Title: Chief Executive Officer
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                                        Date: March 9, 2005
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